Orinda Income Opportunities Fund
Class I (OIOIX)
Class A (OIOAX)
Class D (OIODX)

a series of Advisors Series Trust

Supplement dated March 15, 2017
to the Summary Prospectus, Prospectus and Statement of Additional Information each dated June 28, 2016, as supplemented

As previously communicated, a special meeting of shareholders of the Orinda Income Opportunities Fund (the “Fund”) was held on March 15, 2017. At the special meeting, shareholders of the Fund approved a proposal to reorganize the Fund into the Orinda Income Opportunities Fund, a series of The RBB Fund, Inc. (the “Acquiring Fund”), which is designed to be substantially similar from an investment perspective to the current Fund. Shareholders also approved the appointment of Orinda Asset Management, LLC as the investment adviser to the Acquiring Fund.

The reorganization will take place in late April, 2017.  Following the closing of the reorganization, shareholders of the Acquiring Fund will receive a Prospectus for the Acquiring Fund, which provides information about these changes, along with other information regarding the Acquiring Fund.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 1-855-467-4632 (855-4ORINDA).

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Please retain this supplement for your reference.